UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 10, 2007
INTERNATIONAL GAME TECHNOLOGY
(Exact Name of Registrant as Specified in its Charter)

Nevada (State or Other Jurisdiction of Incorporation or Organization)	001-10684 (Commission File Number)	88-0173041 (IRS Employer Identification No.)
9295 Prototype Drive, Reno, Nevada 89521
(Address of Principal Executive Offices) (Zip Code)
(775) 448-7777
(Registrant’s telephone number, including area code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On December 10, 2007, the Board of Directors of International Game Technology (the “Company”) approved amendments to Section 2.2, Section 2.3 and Section 2.4 of the Company’s Third Restated Code of Bylaws (the “Bylaws”) to allow for the issuance and transfer of uncertificated shares of the Company’s stock. These amendments were adopted to allow the Company to participate in the Direct Registration System administered by the Depository Trust Company.
The text of these amendments is attached as Exhibit 3.2 to this report and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

3.2	Text of Amendment and Restatement of Section 2.2, Section 2.3 and Section 2.4 of the Third Restated Code of Bylaws of International Game Technology

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL GAME TECHNOLOGY (Registrant)
Date: December 10, 2007	By:	/s/ J. Kenneth Creighton
J. Kenneth Creighton
Vice President, Corporate Law Department and Assistant Secretary

Exhibit Index

Exhibit	Description of Exhibit
3.2	Text of Amendment and Restatement of Section 2.2, Section 2.3 and Section 2.4 of the Third Restated Code of Bylaws of International Game Technology